Exhibit 32.2

CERTIFICATION OF THE CHIEF OPERATING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Aluminum Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, David C. Treinen, the President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2005	DAVID C. TREINEN
David C. Treinen
President and
Chief Operating Officer

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